SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California		94901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2017, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, BioMarin’s stockholders approved the adoption of the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan (the “2017 Plan”), which is a successor to and continuation of BioMarin’s 2006 Share Incentive Plan, as amended and restated on April 16, 2015 (the “2006 Plan”). No additional awards will be granted under the 2006 Plan, although all outstanding awards granted under the 2006 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the 2006 Plan. The maximum number of shares of BioMarin’s common stock that may be issued pursuant to the 2017 Plan will not exceed 20,880,015, which number is the sum of (i) 5,250,000 new shares, plus (ii) 15,630,015 shares that either were (x) subject to the 2006 Plan’s available reserve as of June 6, 2017 or (y) subject to outstanding stock awards granted under the 2006 Plan as of June 6, 2017 that subsequently (A) expire or terminate for any reason prior to exercise or settlement, or (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares. Approval of the 2017 Plan also constituted approval of the terms and conditions of the 2017 Plan that permit the Company to grant awards under the 2017 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Pursuant to authority delegated to it by the Board of Directors of BioMarin (the “Board”), the Compensation Committee of the Board previously approved 2017 Plan, subject to stockholder approval, on April 10, 2017. The 2017 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the 2017 Plan is set forth in “Proposal No. Five—Approval of the 2017 Equity Incentive Plan” in BioMarin’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”). Each of that summary and the foregoing description is qualified in its entirety by reference to the text of the 2017 Plan and the forms of agreement regarding stock options, restricted stock units, and performance award in the form of restricted stock units, copies of which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, hereto and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, BioMarin’s stockholders approved a Certificate of Amendment (the “Certificate of Amendment”) effecting amendments to BioMarin’s Amended and Restated Certificate of Incorporation, as amended (the “Prior Certificate”), to (i) increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares, and (ii) make certain minor administrative changes, including to remove references that no longer or do not apply and to align the provision regarding the individuals who may call a special meeting of stockholders with the provision in BioMarin’s Amended and Restated Bylaws. The Board previously approved the Certificate of Amendment, subject to stockholder approval, on March 22, 2017. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on June 6, 2017 and became effective on such date.

A more complete description of the Certificate of Amendment is set forth in “Proposal No. Six—Approval of Amendments to the Amended and Restated Certificate of Incorporation, as Amended” in the Proxy Statement, which description is incorporated herein by reference. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibits 3.1 and 4.1 to this report and incorporated herein by reference.

On March 22, 2017, contingent upon stockholder approval of the Certificate of Amendment, the Board approved restating and integrating the Prior Certificate, as amended by the Certificate of Amendment, as permitted by Section 245(b) of the Delaware General Corporation Law (the “Restated Certificate”). In addition to restating and integrating the Prior Certificate and the Certificate of Amendment, the Restated Certificate omits the name and address of the incorporator, as permitted by Section 245(c) of the Delaware General Corporation Law. The Restated Certificate was filed with the Secretary of State of the State of Delaware on June 6, 2017 and became effective on such date. The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is filed as Exhibits 3.2 and 4.2 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, the Annual Meeting was held on June 6, 2017. A total of 173,352,133 shares of common stock were entitled to vote as of April 10, 2017, the record date for the Annual Meeting. There were 158,116,719 shares of common stock present in person or represented by proxy at the Annual Meeting, at which the stockholders were asked to vote on six proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Directors

Directors Elected	Vote For	Withheld	Broker Non-Votes
Jean-Jacques Bienaimé	138,741,899	5,298,725	14,076,095
Willard Dere, M.D.	142,778,256	1,262,368	14,076,095
Michael Grey	140,679,685	3,360,939	14,076,095
Elaine J. Heron, Ph.D.	141,543,560	2,497,064	14,076,095
V. Bryan Lawlis, Ph.D.	142,451,126	1,589,498	14,076,095
Alan J. Lewis	141,275,875	2,764,749	14,076,095
Richard A. Meier	142,477,957	1,562,667	14,076,095
David Pyott	140,863,726	3,176,898	14,076,095
Dennis J. Slamon, M.D., Ph.D.	142,497,758	1,542,866	14,076,095

Based on the votes set forth above, BioMarin’s stockholders elected each of the nine nominees set forth above to serve as a director of BioMarin until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Proposal No. 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as BioMarin’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
157,100,242	738,910	277,567

Based on the votes set forth above, BioMarin’s stockholders ratified the selection of KPMG LLP as BioMarin’s independent registered public accounting firm to serve for the year ending December 31, 2017.

Proposal No. 3: Advisory Vote on Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote to approve the preferred frequency of the stockholders’ advisory (non-binding) vote on the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement, received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
133,341,074	176,231	10,260,968	262,351	14,076,095

Based on the votes set forth above, BioMarin’s stockholders approved, on an advisory basis, 1 year as the preferred frequency of the stockholders’ approval of the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement.

In light of the voting results concerning the preferred frequency of the stockholders’ approval of the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement (Proposal No. 3), the Company will include a stockholder vote on the compensation of its named executive officers in its proxy materials annually until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of BioMarin’s named executive officers.

Proposal No. 4: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote to approve the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
135,995,584	7,381,196	663,844	14,076,095

Based on the votes set forth above, BioMarin’s stockholders approved, on an advisory basis, the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement.

Proposal No. 5: Approval of the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan

The approval of the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
119,209,894	24,615,387	215,343	14,076,095

Based on the votes set forth above, BioMarin’s stockholders approved the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

Proposal No. 6: Approval of amendments to BioMarin’s Amended and Restated Certificate of Incorporation, as amended

The approval of amendments to BioMarin’s Amended and Restated Certificate of Incorporation, as amended, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
113,800,120	43,917,101	399,498

Based on the votes set forth above, BioMarin’s stockholders approved the amendments to BioMarin’s Amended and Restated Certificate of Incorporation, as amended, as set forth in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number

3.1	Certificate of Amendment to BioMarin Pharmaceutical Inc.’s Amended and Restated Certificate of Incorporation, as amended, as filed with the Secretary of State of the State of Delaware on June 6, 2017.

3.2	Restated Certificate of Incorporation of BioMarin Pharmaceutical Inc., as filed with the Secretary of State of the State of Delaware on June 6, 2017.

4.1	Reference is made to Exhibit 3.1.

4.2	Reference is made to Exhibit 3.2.

10.1	BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

10.2	Form of Stock Options Agreement for the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

10.3	Form of Agreement Regarding Restricted Stock Units for the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

10.4	Form of Agreement Regarding Performance Compensation Award in the Form of Restricted Stock Units for the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: June 12, 2017	By:	/s/ G. Eric Davis
G. Eric Davis Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to BioMarin Pharmaceutical Inc.’s Amended and Restated Certificate of Incorporation, as amended, as filed with the Secretary of State of the State of Delaware on June 6, 2017.

3.2	Restated Certificate of Incorporation of BioMarin Pharmaceutical Inc. as filed with the Secretary of State of the State of Delaware on June 6, 2017.

4.1	Reference is made to Exhibit 3.1.

4.2	Reference is made to Exhibit 3.2.

10.1	BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

10.2	Form of Stock Options Agreement for the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

10.3	Form of Agreement Regarding Restricted Stock Units for the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.

10.4	Form of Agreement Regarding Performance Compensation Award in the Form of Restricted Stock Units for the BioMarin Pharmaceutical Inc. 2017 Equity Incentive Plan.